SEMI-ANNUAL REPORT
MAY 31, 2000


Mercury
Global
Holdings,
Inc.





MERCURY GLOBAL HOLDINGS, INC.


WORLDWIDE INVESTMENTS AS OF MAY 31, 2000

Ten Largest                             Percent of
Equity Holdings                         Net Assets

Vodafone AirTouch PLC                       5.3%

Nokia Oyj                                   4.7

Cisco Systems, Inc.                         4.4

Texas Instruments Incorporated              4.0

Nortel Networks Corporation                 4.0

COLT Telecom Group PLC                      3.7

NTT Mobile Communications
Network, Inc.                               3.6

STMicroelectronics NV                       3.5

Siemens AG                                  3.3

Sun Microsystems, Inc.                      3.0


Ten Largest                             Percent of
Industries                              Net Assets

Communications Equipment                   17.4%

Electronics                                13.4

Wireline Communication                     13.4

Wireless Communication                      9.5

Computers                                   5.5

Energy                                      4.6

Semiconductors                              3.8

Information Processing                      3.4

Pharmaceuticals                             3.0

Retail Stores                               2.7


OFFICERS AND DIRECTORS

Terrry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice
   President and Portfolio Manager
Donald C. Burke, Vice President and
   Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



May 31, 2000   2   Mercury Global Holdings, Inc.


DEAR SHAREHOLDER

On April 3, 2000, Merrill Lynch Global Holdings, Inc. was rebranded and is now distributed as Mercury Global Holdings, Inc. The change in the Fund's brand does not imply a change in its investment objective, which remains the same: to seek high total investment return through worldwide investment in an internationally diversified portfolio of securities. Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares have become Mercury Global Holdings, Inc.'s Class I, Class B, Class C and Class A Shares, respectively.

Portfolio Matters
For the six months ended May 31, 2000, Mercury Global Holdings, Inc.'s Class I, Class A, Class B and Class C Shares had total returns of +6.58%, +6.43%, +6.01% and +5.98%, respectively. The
Fund's total returns were well ahead of the unmanaged Morgan Stanley Capital International World Stock Index (in US dollars with net dividends reinvested) and the actively managed return of the Lipper Analytical Services, Inc.'s Global Funds Average, which had returns of +1.90% and +5.59%, respectively, for the same six-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included.) The positive absolute and relative investment performance during the six-month period ended May 31, 2000 was the result of our change in industry focus toward communication systems technology, which took place in July 1999. Since then, we have continued to emphasize equity investments in leading corporations providing communication components and systems for the current expansion of the Internet to both wireline and cellular communication service providers. The Fund's major equity investments among companies providing the communication infrastructure and components included Cisco Systems, Inc., Nokia Oyj, Nortel Networks Corporation, Texas Instruments Incorporated and STMicroelectronics NV. Another significant industry represented in the Fund and involved in deploying the new broadband digital communication systems is communication service providers. Fund holdings in this area included Vodafone AirTouch PLC, NTT Mobile Communications Network, Inc. and COLT Telecom Group PLC.

Major worldwide stock market declines occurred in the months of April and May 2000, with the largest stock price declines generally taking place in the common shares of technology and communication service companies. This had a significant negative effect on the absolute and relative returns of the Fund's shares. However, the substantial investment outperformance during the first four months of the period resulted in overall investment gains for the Fund during the six-month period ended May 31, 2000.


May 31, 2000   3   Mercury Global Holdings, Inc.


Market Outlook
We believe that there is emerging evidence of a slowdown in the rate of real growth of US consumer durable goods spending on motor vehicles, residential housing and related appliances. If a reduced rate of real growth in consumer spending is happening, we believe it is likely that the US Federal Reserve Board will stop raising the Federal Funds target rate and restricting the rate of growth of the money supply. Such a change in monetary policy could favorably impact the US market overall. The majority of the technology and communication service companies in the Fund have reported first calendar quarter results, which we believe are excellent operating results for the year-to-date 2000. Also, it appears that the business outlook, as expressed by senior managements of the leading companies worldwide in the communications equipment industry, is for a continued rapid rise in capital investment on a global basis in Internet infrastructure. Also, this outlook is reflected in the substantial growth of backlogs thus far in the year 2000 for the component as well as systems companies. Consequently, we have not significantly shifted the investment strategy of the Fund.

In Conclusion
During the six-month period ended May 31, 2000, we pursued our investment strategy of focusing on technology companies in communications equipment and components. In our opinion, a major capital spending uptrend is expected to continue by the major communication service companies around the world, and we will continue to look for investment opportunities that are appropriate for the Fund.

We thank you for your continued investment in Mercury Global
Holdings, Inc., and we look forward to discussing our outlook and strategies in our upcoming annual report to shareholders.

Sincerely,



Terry K. Glenn
President and Director



Lawrence R. Fuller
Senior Vice President and
Portfolio Manager

July 13, 2000




May 31, 2000   4   Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



May 31, 2000   5   Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA
(CONTINUED)


RECENT PERFORMANCE RESULTS
                                                                    Ten Years/
                                   6 Month          12 Month     Since Inception
As of May 31, 2000               Total Return     Total Return     Total Return

Class I*++                           +6.58%          +32.50%         +197.99%
Class A*++++                         +6.43           +32.12          +110.61
Class B*                             +6.01           +31.07          +168.80
Class C*                             +5.98           +31.11          +101.39
MSCIWorld Index**                    +1.90           +13.60      +198.23/+124.24

   *Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I and Class B Shares and from 10/21/94 for Class A and C Shares.
  **The Morgan Stanley Capital International World Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten-year/since inception total returns are for the ten years ended 5/31/00 and from 10/31/94, respectively.
  ++Prior to April 3, 2000, Class I Shares were designated Class A
    Shares.
++++Prior to April 3, 2000, Class A Shares were designated Class D
    Shares.



May 31, 2000   6   Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge          Charge**

Year Ended 3/31/00                        +52.62%        +44.61%
Five Years Ended
3/31/00                                   +21.28         +19.98
Ten Years Ended
3/31/00                                   +14.07         +13.46

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class
  I Shares (formerly designated Class A Shares) were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class I Shares were designated Class A
  Shares.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge          Charge**

Year Ended 3/31/00                        +52.23%        +44.23%
Five Years Ended
3/31/00                                   +20.98         +19.68
Inception (10/21/94)
through 3/31/00                           +18.14         +16.97

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class A Shares were designated Class D
  Shares.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC            CDSC**

Year Ended 3/31/00                        +51.23%        +47.23%
Five Years Ended
3/31/00                                   +20.05         +20.05
Ten Years Ended
3/31/00                                   +12.92         +12.92

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC            CDSC**

Year Ended 3/31/00                        +51.05%        +50.05%
Five Years Ended
3/31/00                                   +20.03         +20.03
Inception (10/21/94)
through 3/31/00                           +17.20         +17.20

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



May 31, 2000   7   Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                            In US Dollars
                                Shares                                                                              Percent of
Industry                         Held                     Investments                                    Value      Net Assets
NORTH AMERICA

Canada

Communications                  212,000    Nortel Networks Corporation                                  $ 11,514,250    4.0%
Equipment

Wireline                        100,000  ++AT&T Canada Inc.                                                3,887,500    1.3
Communication                   150,000  ++Rogers Communications, Inc. 'B'                                 3,921,012    1.3
                                                                                                        ------------  ------
                                                                                                           7,808,512    2.6

                                           Total Investments in Canada                                    19,322,762    6.6

United States

Advertising                      30,000    The Interpublic Group of Companies, Inc.                        1,288,125    0.4

Biotechnology                     5,000  ++Affymetrix, Inc.                                                  594,062    0.2
                                 13,000  ++Immunex Corporation                                               335,563    0.1
                                                                                                        ------------  ------
                                                                                                             929,625    0.3

Broadcast--                      30,000  ++Infinity Broadcasting Corporation
Media                                      (Class A)                                                         948,750    0.3

Broadcasting--                   26,000  ++AMFM Inc.                                                       1,761,500    0.6
Radio &                          32,550  ++Viacom, Inc. (Class B)                                          2,018,100    0.7
Television                                                                                                 3,779,600    1.3

Communications                   40,000  ++3Com Corporation                                                1,672,500    0.6
Equipment                       225,000  ++Cisco Systems, Inc.                                            12,810,938    4.4
                                 64,000  ++JDS Uniphase Corporation                                        5,628,000    1.9
                                 13,000    Lucent Technologies Inc.                                          745,875    0.3
                                 11,000    Motorola, Inc.                                                  1,031,250    0.4
                                                                                                        ------------  ------
                                                                                                          21,888,563    7.6

Computers                        62,000  ++EMC Corporation                                                 7,211,375    2.5
                                114,000  ++Sun Microsystems, Inc.                                          8,735,250    3.0
                                                                                                        ------------  ------
                                                                                                          15,946,625    5.5

Electrical                      123,000    General Electric Company                                        6,472,875    2.2
Equipment

Electronics                      14,000  ++Broadcom Corporation (Class A)                                  1,820,000    0.6
                                 50,000  ++LSI Logic Corporation                                           2,634,375    0.9
                                162,000    Texas Instruments Incorporated                                 11,704,500    4.0
                                 20,000  ++Xilinx, Inc.                                                    1,521,250    0.5
                                                                                                        ------------  ------
                                                                                                          17,680,125    6.0

Energy                            3,500    Duke Energy Corporation                                           203,875    0.1
                                 55,000    El Paso Energy Corporation                                      2,832,500    1.0



May 31, 2000
Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                            In US Dollars
                                Shares                                                                              Percent of
Industry                         Held                     Investments                                    Value      Net Assets
NORTH AMERICA (concluded)

United States (concluded)

Energy                           80,000    Enron Corp.                                                  $  5,830,000    2.0%
(concluded)                       6,700    UtiliCorp United Inc.                                             131,488    0.0
                                                                                                        ------------  ------
                                                                                                           8,997,863    3.1

Entertainment                    38,000    The Walt Disney Company                                         1,603,125    0.6

Financial Services                5,013    T. Rowe Price Associates, Inc.                                    191,434    0.1

Information                      84,000  ++America Online, Inc.                                            4,452,000    1.5
Processing                       15,000  ++At Home Corporation (Class A)                                     276,562    0.1
                                 13,000  ++Palm, Inc.                                                        298,188    0.1
                                                                                                        ------------  ------
                                                                                                           5,026,750    1.7

Oil Services                     40,000    Baker Hughes Incorporated                                       1,450,000    0.5
                                 15,000    Halliburton Company                                               765,000    0.3
                                 20,000    Schlumberger Limited                                            1,471,250    0.5
                                                                                                           3,686,250    1.3

Pharmaceuticals                  29,000    Merck & Co., Inc.                                               2,164,125    0.7
                                 50,000    Pfizer Inc.                                                     2,228,125    0.8
                                                                                                        ------------  ------
                                                                                                           4,392,250    1.5

Restaurants                      25,000    McDonald's Corporation                                            895,313    0.3

Retail                           27,000  ++Amazon.com, Inc.                                                1,304,437    0.5
                                 40,000  ++eBay Inc.                                                       2,502,500    0.9
                                                                                                        ------------  ------
                                                                                                           3,806,937    1.4

Retail Specialty                 16,000  ++Staples, Inc.                                                     234,000    0.1

Semiconductors                   80,000  ++Applied Materials, Inc.                                         6,680,000    2.3

Software--                       20,000  ++Commerce One, Inc.                                                715,000    0.2
Computer                         13,000  ++Rational Software Corporation                                     953,063    0.3
                                                                                                        ------------  ------
                                                                                                           1,668,063    0.5

Wireless                         10,000  ++Sprint Corp. (PCS Group)                                          555,000    0.2
Communication

Wireline                         16,000    AT&T Corp.                                                        555,000    0.2
Communication                     6,800  ++Infonet Services Corporation (Class B)                             78,200    0.0
                                110,000  ++NorthPoint Communications Group, Inc.                           1,698,125    0.6
                                 30,000  ++WorldCom, Inc.                                                  1,126,875    0.4
                                                                                                        ------------  ------
                                                                                                           3,458,200    1.2

                                           Total Investments in the United States                        110,129,473   37.9

                                           Total Investments in North America
                                           (Cost--$86,278,481)                                           129,452,235   44.5


May 31, 2000   9   Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                           In US Dollars
                                Shares                                                                             Percent of
Industry                         Held                     Investments                                    Value      Net Assets
PACIFIC BASIN/ASIA

Australia

Broadcasting                    100,000    The News Corporation Limited                                $   1,130,103    0.4%
& Publishing

Wireless                        400,000  ++Cable & Wireless Optus Limited                                  1,093,078    0.4
Communication

                                           Total Investments in Australia                                  2,223,181    0.8

China

Information                      54,000  ++China.Com Corporation 'A'                                       1,285,875    0.4
Processing

                                           Total Investments in China                                      1,285,875    0.4

Japan

Automobile                       75,000    Toyota Motor Corporation                                        3,406,083    1.2

Leisure                          44,000    Sony Corporation                                                3,984,212    1.4

Office Equipment                100,000    Canon, Inc.                                                     4,606,455    1.6

Retail Stores                   105,000    Ito-Yokado Co., Ltd.                                            6,231,251    2.0

Semiconductors                    6,000    Tokyo Electron Limited                                            819,132    0.3

Transportation                    1,000    East Japan Railway Company                                      5,702,345    2.0

Wireless                            405    NTT Mobile Communications
Communication                              Network, Inc.                                                  10,456,466    3.6

Wireline                            535    Nippon Telegraph & Telephone
Communication                              Corporation (NTT)                                               6,359,879    2.2


                                           Total Investments in Japan                                     41,565,823   14.3

                                           Total Investments in the Pacific
                                           Basin/Asia (Cost--$39,703,073)                                 45,074,879   15.5


WESTERN EUROPE

Denmark

Wireline                         34,000    Tele Danmark A/S                                                2,386,187    0.8
Communication

                                           Total Investments in Denmark                                    2,386,187    0.8


May 31, 2000   10   Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                            In US Dollars
                                Shares                                                                              Percent of
Industry                         Held                     Investments                                    Value      Net Assets
WESTERN EUROPE (continued)

Finland

Communications                  264,000    Nokia Oyj                                                   $  13,661,715    4.7%
Equipment

                                           Total Investments in Finland                                   13,661,715    4.7

France

Banking &                        16,000    Credit Lyonnais                                                   683,160    0.2
Financial

Broadcasting--                    5,000    Societe Television Francaise 1                                  3,199,530    1.1
Radio &
Television

Entertainment                    15,000    Vivendi                                                         1,599,765    0.6

Electronics                     169,500    STMicroelectronics NV                                          10,044,716    3.5

Food                              3,000  ++Groupe Danone                                                     698,610    0.2

Information                       3,000    Cap Gemini SA                                                     558,944    0.2
Processing

Insurance                         5,000    Axa                                                               732,646    0.3

                                           Total Investments in France                                    17,517,371    6.1

Germany

Electronics                      27,400  ++Infineon Technologies AG                                        1,781,294    0.6
                                 65,000    Siemens AG                                                      9,572,623    3.3
                                                                                                        ------------  ------
                                                                                                          11,353,917    3.9

Insurance                         3,000    Allianz AG (Registered Shares)                                  1,078,103    0.4

Retail Stores                    67,000    Metro AG                                                        2,174,753    0.7

Software--                        1,900  ++Brokat Infosystems AG                                             211,447    0.1
Computer

                                           Total Investments in Germany                                   14,818,220    5.1

Italy

Banking &                       215,000    Banca di Roma SpA                                                 231,094    0.1
Financial

Insurance                       450,000    Istituto Nazionale delle Assicurazioni
                                           (INA) SpA                                                         995,332    0.3

                                           Total Investments in Italy                                      1,226,426    0.4


May 31, 2000   11   Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                           In US Dollars
                                Shares                                                                              Percent of
Industry                         Held                     Investments                                    Value      Net Assets
WESTERN EUROPE (continued)

Netherlands

Chemicals                        29,000    Akzo Nobel NV                                                $  1,100,258    0.4%
                                 44,000    DSM NV                                                          1,428,196    0.5
                                                                                                        ------------  ------
                                                                                                           2,528,454    0.9

Energy                           34,000    Royal Dutch Petroleum Company                                   2,082,032    0.7

Insurance                        48,000    ING Groep NV                                                    2,853,869    1.0

Leisure                          52,800    Koninklijke (Royal) Philips Electronics NV                      2,343,547    0.8

Semiconductors                   99,000  ++ASM Lithography Holding NV                                      3,622,925    1.2

Wireline                         52,200    Equant                                                          2,268,506    0.8
Communication

                                           Total Investments in the Netherlands                           15,699,333    5.4

Portugal

Wireline                        181,500    Portugal Telecom SA (Registered Shares)                         1,969,380    0.7
Communication

                                           Total Investments in Portugal                                   1,969,380    0.7

Spain

Banking &                       100,000    Banco Santander Central Hispano, SA                               974,697    0.3
Financial

Information                     100,000    Telefonica Publicidad e Informacion, SA                         3,027,961    1.1
Processing

                                           Total Investments in Spain                                      4,002,658    1.4

Sweden

Communications                  160,000    Telefonaktiebolaget LM Ericsson AB 'B'                          3,239,765    1.1
Equipment

                                           Total Investments in Sweden                                     3,239,765    1.1

Switzerland

Food                                600    Nestle SA (Registered Shares)                                   1,139,823    0.4

Pharmaceuticals                   1,000    Novartis AG (Registered Shares)                                 1,469,027    0.5

                                           Total Investments in Switzerland                                2,608,850    0.9



May 31, 2000   12   Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                           In US Dollars
                                Shares                                                                              Percent of
Industry                         Held                     Investments                                    Value      Net Assets
WESTERN EUROPE (concluded)

United Kingdom

Energy                          270,000    BP Amoco PLC                                                $   2,455,717    0.8%

Pharmaceuticals                  15,000    AstraZeneca Group PLC                                             631,810    0.2
                                 40,000    Glaxo Wellcome PLC                                              1,129,993    0.4
                                 88,000    SmithKline Beecham PLC                                          1,123,297    0.4
                                                                                                       -------------  ------
                                                                                                           2,885,100    1.0

Publishing                       40,000    EMAP PLC                                                          689,356    0.2

Wireless                      3,370,831    Vodafone AirTouch PLC                                          15,367,062    5.3
Communication

Wireline                        300,000  ++COLT Telecom Group PLC                                         10,577,992    3.7
Communication                   110,000  ++Energis PLC                                                     4,176,192    1.4
                                                                                                       -------------  ------
                                                                                                          14,754,184    5.1

                                           Total Investments in the
                                           United Kingdom                                                 36,151,419   12.4

                                           Total Investments in Western Europe
                                           (Cost--$75,332,399)                                           113,281,324   39.0

                               Face
                              Amount                 Short-Term Securities

Commercial                   $3,285,000    General Motors Acceptance Corp.,
Paper*                                     6.81% due 6/01/2000                                             3,285,000    1.1

                                           Total Investments in Short-Term
                                           Securities (Cost--$3,285,000)                                   3,285,000    1.1

                                           Total Investments
                                           (Cost--$204,598,953)                                          291,093,438  100.1

                                           Liabilities in Excess of Other Assets                            (224,792)  (0.1)
                                                                                                        ------------  ------
                                           Net Assets                                                   $290,868,646  100.0%
                                                                                                        ============  ======



 *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.

  See Notes to Financial Statements.


May 31, 2000   13   Mercury Global Holdings, Inc.


STATEMENT OF ASSETS AND
LIABILITIES
As of May 31, 2000

MERCURY GLOBAL HOLDINGS, INC.
Assets:
Investments, at value (identified cost--$204,598,953)                                      $291,093,438
Cash                                                                                             40,700
Foreign cash                                                                                  1,182,233
Receivables:
 Securities sold                                                            $  2,175,967
 Capital shares sold                                                             312,681
 Dividends                                                                       181,675      2,670,323
                                                                            ------------
Prepaid registration fees and other assets                                                       56,371
                                                                                           ------------
Total assets                                                                                295,043,065
                                                                                           ------------

Liabilities:
Payables:
 Securities purchased                                                          2,487,250
 Capital shares redeemed                                                       1,313,610
 Investment adviser                                                              156,371
 Distributor                                                                      20,013      3,977,244
                                                                            ------------
Accrued expenses and other liabilities                                                          197,175
Total liabilities                                                                             4,174,419
                                                                                           ------------

Net Assets:
Net assets                                                                                 $290,868,646
                                                                                           ============
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value,
 100,000,000 shares authorized                                                             $  1,898,785
Class A Shares of Common Stock, $.10 par value,
 100,000,000 shares authorized                                                                   92,451
Class B Shares of Common Stock, $.10 par value,
 100,000,000 shares authorized                                                                  135,342
Class C Shares of Common Stock, $.10 par value,
 100,000,000 shares authorized                                                                   12,316
Paid-in capital in excess of par                                                            188,158,741
Accumulated investment loss--net                                                             (1,112,596)
Undistributed realized capital gains on investments and
 foreign currency transactions--net                                                          15,216,647
Unrealized appreciation on investments and foreign currency
 transactions--net                                                                           86,466,960
                                                                                           ------------
Net assets                                                                                 $290,868,646
                                                                                           ============

Net Asset Value:
Class I--Based on net assets of $259,948,078 and
 18,987,848 shares outstanding                                                             $      13.69
                                                                                           ============
Class A--Based on net assets of $12,517,716 and
 924,505 shares outstanding                                                                $      13.54
                                                                                           ============
Class B--Based on net assets of $16,881,508 and
 1,353,420 shares outstanding                                                              $      12.47
                                                                                           ============
Class C--Based on net assets of $1,521,344 and
 123,164 shares outstanding                                                                $      12.35
                                                                                           ============

See Notes to Financial Statements.

May 31, 2000   14   Mercury Global Holdings, Inc.


STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2000

MERCURY GLOBAL HOLDINGS, INC.
Investment Income:
Dividends (net of $86,336 foreign withholding tax)                                         $    749,046
Interest and discount earned                                                                    193,522
                                                                                           ------------
Total income                                                                                    942,568
                                                                                           ------------
Expenses:
Investment advisory fees                                                  $    1,611,726
Transfer agent fees--Class I                                                     159,234
Account maintenance and distribution fees--Class B                               104,926
Custodian fees                                                                    68,936
Printing and shareholder reports                                                  49,026
Professional fees                                                                 48,343
Accounting services                                                               35,079
Registration fees                                                                 26,647
Directors' fees and expenses                                                      19,541
Account maintenance fees--Class A                                                 16,320
Transfer agent fees--Class B                                                      13,672
Account maintenance and distribution fees--Class C                                 7,730
Transfer agent fees--Class A                                                       7,227
Pricing fees                                                                       2,457
Transfer agent fees--Class C                                                       1,058
Other                                                                              5,768
                                                                            ------------
Total expenses before reimbursement                                            2,177,690
Reimbursement of expenses                                                       (402,862)
                                                                            ------------
Total expenses after reimbursement                                                            1,774,828
                                                                                           ------------
Investment loss--net                                                                           (832,260)
                                                                                           ------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:
Realized gain (loss) from:
 Investments--net                                                             15,912,633
 Foreign currency transactions--net                                             (120,190)    15,792,443
                                                                            ------------
Change in unrealized appreciation/depreciation on:
 Investments--net                                                              4,720,890
 Foreign currency transactions--net                                               (6,153)     4,714,737
                                                                            ------------   ------------
Net Increase in Net Assets Resulting from Operations                                       $ 19,674,920
                                                                                           ============


See Notes to Financial Statements.

May 31, 2000   15   Mercury Global Holdings, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY GLOBAL HOLDINGS, INC.
                                                                            For the Six      For the
                                                                            Months Ended    Year Ended
                                                                              May 31,      November 30,
Increase (Decrease)in Net Assets:                                               2000           1999
Operations:
Investment income (loss)--net                                               $   (832,260)  $    926,943
Realized gain on investments and foreign currency
 transactions--net                                                            15,792,443     79,184,647
Change in unrealized appreciation/depreciation
 on investments and foreign currency transactions--net                         4,714,737      3,876,039
                                                                            ------------   ------------
Net increase in net assets resulting from operations                          19,674,920     83,987,629
                                                                            ------------   ------------

Dividends & Distributions to Shareholders:
Investment income--net:
 Class I                                                                        (355,362)            --
Realized gain on investments--net:
 Class I                                                                     (70,082,821)   (37,234,769)
 Class A                                                                      (2,921,708)    (1,195,012)
 Class B                                                                      (5,849,858)    (3,721,557)
 Class C                                                                        (358,039)      (168,177)
                                                                            ------------   ------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                                (79,567,788)   (42,319,515)
                                                                            ------------   ------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions                                                            59,314,164    (37,783,932)
                                                                            ------------   ------------
Net Assets:
Total increase (decrease)in net assets                                          (578,704)     3,884,182
Beginning of period                                                          291,447,350    287,563,168
                                                                            ------------   ------------
End of period*                                                              $290,868,646   $291,447,350
                                                                            ============   ============

*Undistributed (accumulated) investment income (loss)--net                  $ (1,112,596)  $     75,026
                                                                            ============   ============

See Notes to Financial Statements.

May 31, 2000   16   Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS
MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                Class I++
                                                          For the Six
                                                             Months
                                                             Ended
Increase (Decrease) in                                      May 31,       For the Year Ended November 30,
Net Asset Value:                                              2000       1999       1998      1997     1996
Per Share Operating Performance:
Net asset value, beginning of
 period                                                    $  17.18   $  14.73   $  15.05  $  15.12  $  13.87
                                                           --------   --------   --------  --------  --------
Investment income (loss)--net                                  (.03)       .06       (.02)     (.02)      .13
Realized and unrealized gain on
 investments and foreign
 currency transactions--net                                    1.21       4.60       1.46       .86      1.87
                                                           --------   --------   --------  --------  --------
Total from investment operations                               1.18       4.66       1.44       .84      2.00
                                                           --------   --------   --------  --------  --------
Less dividends and distributions:
 Investment income--net                                        (.02)        --         --      (.02)       --
 In excess of investment
 income--net                                                     --         --         --      (.10)       --
 Realized gain on
 investments--net                                             (4.65)     (2.21)     (1.76)     (.79)     (.75)
                                                           --------   --------   --------  --------  --------
Total dividends and distributions                             (4.67)     (2.21)     (1.76)     (.91)     (.75)
                                                           --------   --------   --------  --------  --------
Net asset value, end of period                             $  13.69   $  17.18   $  14.73  $  15.05  $  15.12
                                                           ========   ========   ========  ========  ========
Total Investment Return:**
Based on net asset value per
 share                                                        6.58%+++  36.20%     11.41%     6.04%    15.20%
                                                           ========   ========   ========  ========  ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                1.02%*     1.28%         --        --        --
                                                           ========   ========   ========  ========  ========
Expenses                                                      1.27%*     1.38%      1.39%     1.39%     1.37%
                                                           ========   ========   ========  ========  ========
Investment income (loss)--net                                 (.43%)*     .44%      (.11%)    (.12%)     .92%
                                                           ========   ========   ========  ========  ========
Supplemental Data:
Net assets, end of period
 (in thousands)                                            $259,948   $260,168   $254,472  $344,940  $398,310
                                                           ========   ========   ========  ========  ========
Portfolio turnover                                           16.67%    110.82%     35.59%    54.50%    41.14%
                                                           ========   ========   ========  ========  ========


  *Annualized.
 **Total investment returns exclude the effects of sales charges.
 ++Based on average shares outstanding. Prior to April 3, 2000, Class
   I Shares were designated Class A Shares.
+++Aggregate total investment return.

See Notes to Financial Statements.

May 31, 2000   17   Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)
MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class A++
                                                          For the Six
                                                             Months
                                                             Ended
Increase (Decrease) in                                      May 31,        For the Year Ended November 30,
Net Asset Value:                                              2000        1999      1998     1997       1996
Per Share Operating Performance:
Net asset value, beginning of
 period                                                    $  17.02   $  14.65   $  14.97  $  15.04  $  13.84
                                                           --------   --------   --------  --------  --------
Investment income (loss)--net                                  (.05)       .03       (.05)     (.06)      .09
Realized and unrealized gain on
 investments and foreign
 currency transactions--net                                    1.21       4.55       1.46       .87      1.86
                                                           --------   --------   --------  --------  --------
Total from investment operations                               1.16       4.58       1.41       .81      1.95
                                                           --------   --------   --------  --------  --------
Less dividends and distributions:
 Investment income--net                                          --         --         --      (.01)       --
 In excess of investment
 income--net                                                     --         --         --      (.08)       --
 Realized gain on
 investments--net                                             (4.64)     (2.21)     (1.73)     (.79)     (.75)
                                                           --------   --------   --------  --------  --------
Total dividends and distributions                             (4.64)     (2.21)     (1.73)     (.88)     (.75)
                                                           --------   --------   --------  --------  --------
Net asset value, end of period                             $  13.54   $  17.02   $  14.65  $  14.97  $  15.04
                                                           ========   ========   ========  ========  ========
Total Investment Return:**
Based on net asset value per
 share                                                        6.43%+++  35.80%     11.19%     5.80%    14.86%
                                                           ========   ========   ========  ========  ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                1.27%*     1.53%         --        --        --
                                                           ========   ========   ========  ========  ========
Expenses                                                      1.51%*     1.62%      1.64%     1.64%     1.63%
                                                           ========   ========   ========  ========  ========
Investment income (loss)--net                                 (.67%)*     .19%      (.38%)    (.39%)     .60%
                                                           ========   ========   ========  ========  ========
Supplemental Data:
Net assets, end of period
 (in thousands)                                            $ 12,518   $ 10,186   $  7,882  $  8,486  $  4,688
                                                           ========   ========   ========  ========  ========
Portfolio turnover                                           16.67%    110.82%     35.59%    54.50%    41.14%
                                                           ========   ========   ========  ========  ========

  *Annualized.
 **Total investment returns exclude the effects of sales charges.
 ++Based on average shares outstanding. Prior to April 3, 2000, Class
   A Shares were designated Class D Shares.
+++Aggregate total investment return.

   See Notes to Financial Statements.


May 31, 2000   18   Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)
MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been
derived from information provided in the
financial statements.
                                                                                 Class B++
                                                         For the Six
                                                            Months
                                                            Ended
Increase (Decrease) in                                     May 31,        For the Year Ended November 30,
Net Asset Value:                                             2000        1999       1998     1997       1996
Per Share Operating Performance:
Net asset value, beginning of
 period                                                    $  15.95   $  13.95   $  14.31  $  14.40  $  13.38
                                                           --------   --------   --------  --------  --------
Investment loss--net                                           (.10)      (.07)      (.15)     (.17)     (.02)
Realized and unrealized gain on
 investments and foreign
 currency transactions--net                                    1.14       4.28       1.39       .84      1.79
                                                           --------   --------   --------  --------  --------
Total from investment operations                               1.04       4.21       1.24       .67      1.77
                                                           --------   --------   --------  --------  --------
Less distributions from realized
 gain on investments--net                                     (4.52)     (2.21)     (1.60)     (.76)     (.75)
                                                           --------   --------   --------  --------  --------
Net asset value, end of period                             $  12.47   $  15.95   $  13.95  $  14.31  $  14.40
                                                           ========   ========   ========  ========  ========
Total Investment Return:**
Based on net asset value per
 share                                                        6.01%+++  34.80%     10.32%     4.98%    13.97%
                                                           ========   ========   ========  ========  ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                2.03%*     2.32%         --        --        --
                                                           ========   ========   ========  ========  ========
Expenses                                                      2.28%*     2.41%      2.44%     2.42%     2.40%
                                                           ========   ========   ========  ========  ========
Investment loss--net                                         (1.46%)*    (.56%)    (1.10%)   (1.11%)    (.11%)
                                                           ========   ========   ========  ========  ========

Supplemental Data:
Net assets, end of period
 (in thousands)                                            $ 16,882   $ 19,873   $ 24,148  $ 66,791  $ 44,311
                                                           ========   ========   ========  ========  ========
Portfolio turnover                                           16.67%    110.82%     35.59%    54.50%    41.14%
                                                           ========   ========   ========  ========  ========


  *Annualized.
 **Total investment returns exclude the effects of sales charges.
 ++Based on average shares outstanding.
+++Aggregate total investment return.

   See Notes to Financial Statements.


May 31, 2000   19   Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)
MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class C++
                                                         For the Six
                                                            Months
                                                            Ended
Increase (Decrease) in                                     May 31,        For the Year Ended November 30,
Net Asset Value:                                             2000        1999       1998     1997       1996
Per Share Operating Performance:
Net asset value, beginning of
 period                                                    $  15.86   $  13.88   $  14.28  $  14.41  $  13.38
                                                           --------   --------   --------  --------  --------
Investment loss--net                                           (.10)      (.08)      (.16)     (.17)     (.01)
Realized and unrealized gain on
 investments and foreign
 currency transactions--net                                    1.13       4.27       1.39       .83      1.79
                                                           --------   --------   --------  --------  --------
Total from investment operations                               1.03       4.19       1.23       .66      1.78
                                                           --------   --------   --------  --------  --------
Less dividends and distributions:
 Investment income--net                                          --         --         --        --**      --
 In excess of investment
  income--net                                                    --         --         --        --**      --
 Realized gain on
  investments--net                                            (4.54)     (2.21)     (1.63)     (.79)     (.75)
                                                           --------   --------   --------  --------  --------
Total dividends and distributions                             (4.54)     (2.21)     (1.63)     (.79)     (.75)
                                                           --------   --------   --------  --------  --------
Net asset value, end of period                             $  12.35   $  15.86   $  13.88  $  14.28  $  14.41
                                                           ========   ========   ========  ========  ========

Total Investment Return:***
Based on net asset value per
 share                                                        5.98%+++  34.84%     10.21%     4.96%    14.05%
                                                           ========   ========   ========  ========  ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                2.04%*     2.32%         --        --        --
                                                           ========   ========   ========  ========  ========
Expenses                                                      2.29%*     2.41%      2.46%     2.43%     2.41%
                                                           ========   ========   ========  ========  ========
Investment loss--net                                         (1.45%)*    (.60%)    (1.08%)   (1.09%)    (.09%)
                                                           ========   ========   ========  ========  ========

Supplemental Data:
Net assets, end of period
 (in thousands)                                            $  1,521   $  1,220   $  1,061  $  5,964  $    910
                                                           ========   ========   ========  ========  ========
Portfolio turnover                                           16.67%    110.82%     35.59%    54.50%    41.14%
                                                           ========   ========   ========  ========  ========


  *Annualized.
 **Amount is less than $.01 per share.
***Total investment returns exclude the effects of sales charges.
 ++Based on average shares outstanding.
+++Aggregate total investment return.

   See Notes to Financial Statements.

May 31, 2000   20   Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS


MERCURY GLOBAL HOLDINGS, INC.

1 Significant Accounting Policies:
Mercury Global Holdings, Inc. (the "Fund") (formerly Merrill Lynch Global Holdings, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


May 31, 2000   21   Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


May 31, 2000   22   Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2 Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P., ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. As a result of a voluntary waiver of expenses beginning on July 13, 1999, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the annual rate of .75%. For the six months ended May 31, 2000, MLAM earned fees of $1,611,726, of which $402,862 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays


May 31, 2000   23   Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                         Account       Distribution
                                     Maintenance Fee       Fee

Class A                                    .25%             --
Class B                                    .25%            .75%
Class C                                    .25%            .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2000, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                          MLFD           MLPF&S

Class I                                  $1,142          $3,639
Class A                                  $   97          $1,764


For the six months ended May 31, 2000, MLPF&S received contingent deferred sales charges of $5,734 and $143 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $13,193 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2000 were $51,734,822 and $57,617,964, respectively.

Net realized gains (losses) for the six months ended May 31, 2000 and net unrealized gains (losses) as of May 31, 2000 were as follows:


May 31, 2000   24   Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                              Realized        Unrealized
                                           Gains (Losses)   Gains (Losses)

Long-term investments                      $15,912,633      $ 86,494,485
Foreign currency transactions                 (120,190)          (27,525)
                                           -----------------------------
Total                                      $15,792,443      $ 86,466,960
                                           =============================

As of May 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $86,494,485, of which $104,390,338 related to appreciated securities and $17,895,853 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $204,598,953.

4 Capital Share Transactions:
A net increase (decrease) in net assets derived from capital share transactions was $59,314,164 and $(37,783,932) for the six months ended May 31, 2000 and for the year ended November 30, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Six Months
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                 3,127,036       $ 48,435,174
Shares issued to shareholders in reinvestment
of dividends and distributions              4,597,261         63,718,035
                                           -----------------------------
Total issued                                7,724,297        112,153,209
Shares redeemed                            (3,878,046)       (59,437,371)
                                           -----------------------------
Net increase                                3,846,251       $ 52,715,838
                                           =============================

Class I Shares for the Year
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                 1,566,566       $ 22,329,992
Shares issued to shareholders in
reinvestment of distributions               2,482,823         32,748,430
                                           -----------------------------
Total issued                                4,049,389         55,078,422
Shares redeemed                            (6,181,763)       (86,985,561)
                                           -----------------------------
Net decrease                               (2,132,374)     $ (31,907,139)
                                           =============================

Class A Shares for the Six Months
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                    97,595       $  1,553,632
Shares issued to shareholders in reinvestment
of distributions                              186,893          2,566,036
Automatic conversion of shares                177,459          2,741,546
                                           -----------------------------
Total issued                                  461,947          6,861,214
Shares redeemed                              (135,969)        (2,077,726)
                                           -----------------------------
Net increase                                  325,978       $  4,783,488
                                           =============================


May 31, 2000   25   Mercury Golbal Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Class A Shares for the Year
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                    94,992       $  1,383,206
Shares issued to shareholders in
reinvestment of distributions                  76,851          1,006,749
Automatic conversion of shares                156,287          2,222,530
                                           -----------------------------
Total issued                                  328,130          4,612,485
Shares redeemed                              (267,795)        (3,746,940)
                                           -----------------------------
Net increase                                   60,335       $    865,545
                                           =============================

Class B Shares for the Six Months
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                   346,085       $  5,198,123
Shares issued to shareholders in
reinvestment of distributions                 374,448          4,751,741
                                           -----------------------------
Total issued                                  720,533          9,949,864
Automatic conversion of shares               (192,055)        (2,741,546)
Shares redeemed                              (420,974)        (6,001,934)
                                           -----------------------------
Net increase                                  107,504       $  1,206,384
                                           =============================

Class B Shares for the Year
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                   167,901       $  2,229,038
Shares issued to shareholders in
reinvestment of distributions                 260,987          3,225,801
                                           -----------------------------
Total issued                                  428,888          5,454,839
Automatic conversion of shares               (166,104)        (2,222,530)
Shares redeemed                              (748,258)        (9,969,586)
                                           -----------------------------
Net decrease                                 (485,474)     $  (6,737,277)
                                           =============================

Class C Shares for the Six Months
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                    28,760       $    405,495
Shares issued to shareholders in
reinvestment of distributions                  26,300            330,587
                                           -----------------------------
Total issued                                   55,060            736,082
Shares redeemed                                (8,827)          (127,628)
                                           -----------------------------
Net increase                                   46,233       $    608,454
                                           =============================


May 31, 2000   26   Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

Class C Shares for the Year
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                    16,956       $    221,941
Shares issued to shareholders in
reinvestment of distributions                  12,475            153,325
                                           -----------------------------
Total issued                                   29,431            375,266
Shares redeemed                               (28,923)          (380,327)
                                           -----------------------------
Net increase (decrease)                           508       $     (5,061)
                                           =============================

5 Commitments:
At May 31, 2000, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,464,000 and $1,563,000, respectively.






May 31, 2000   27  Mercury Global Holdings, Inc.



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.









Mercury Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper